SEMIANNUAL REPORT

February 28, 1999


TEMPLETON CHINA
WORLD FUND, INC.


[LOGO] Franklin Templeton

PAGE
                        [Celebrating over 50 Years logo]

     Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do investment company share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


     In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[Photo of J. Mark Mobius]

J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton China World Fund, Inc. seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies."
-------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton China World Fund covers the six months ended February 28, 1999. Although slumping retail sales, falling property prices, and a lack of investor confidence plagued mainland China's equity markets at the beginning of the reporting period, these markets rallied throughout September on the government's renewed promise of support for the renminbi and the beliefs of many investors that Asian markets had apparently reached bottom. However, economic difficulties faced by China cut the rally short, as both the Shanghai and Shenzhen markets declined to new historical lows by the end of February.

While China's mainland markets peaked and fell, the U.S. and other G7-member(1) nations announced a series

(1). The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 9 of this report.

CONTENTS

Shareholder Letter .....    1

Important Notice
to Shareholders ........    5

Performance Summary ....    7

Financial Highlights &
Statement of Investments    8

Financial Statements ...   13

Notes to Financial
Statements .............   16


                                 FUND CATEGORY

                               [Pyramid Graphic]

                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME

PAGE

of interest rate cuts. These cuts, quickly followed by a strengthening of Asian currencies against the U.S. dollar, helped to lessen speculation against the Hong Kong dollar peg. Interest rates in Hong Kong fell, and the stock market rose almost 45% from September through the end of November.(2) However, Hong Kong's economy did not perform as well as its equity market. Unemployment continued to climb, reaching 5.7% for the three-month period ending December 31,(3) and retail sales levels remained depressed. Property prices, a key market indicator, firmed up by the end of 1998, but failed to appreciate, thus capping the stock market advance at the November level. This cap was maintained due to a resumption of currency speculation from December through February, in response to Brazil's economic troubles and the lingering effects of its float of the real. Within this environment, the Fund posted a six-month cumulative total return of 35.10% in market-price terms and 18.20% in net asset value terms.


GEOGRAPHIC DISTRIBUTION
Templeton China World Fund, Inc.
Based on Total Net Assets
2/28/99


[THIS CHART SHOWS IN PIE FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON CHINA WORLD FUND, INC., BASED ON TOTAL NET ASSETS AS OF 2/28/99]

Hong Kong Shares                   57.3%
China B-Shares                     17.1%
Singapore                           3.0%
Philippines                         1.8%
Malaysia                            1.2%
Thailand                            0.7%
Short-Term Investments &
Other Net Assets                   18.9%

On February 28, 1999, 57.3% of the Fund's total net assets were invested in Hong Kong, 17.1% in mainland China, 6.7% in other Asian markets, and 18.9% in cash and other short-term assets. The Fund's heavy weighting in Hong Kong resulted from the greater availability of investment opportunities we considered attractive there, compared with mainland China, where gradual reforms and government regulations limited the attractiveness of investments. At the close of the period, the Fund's largest single position was HSBC Holdings PLC, the holding company for one of the world's largest banking firms. We also maintained significant positions in Cheung Kong Holdings Ltd. and Dairy Farm International Holdings Ltd.

(2). Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

(3). Source: Bloomberg.


2

PAGE

In our opinion, mainland China faces strong competition from its neighbors' cheap exports. We believe restructuring of state-owned enterprises, if renewed, could promote efficiency, help improve China's standing as an exporter, and attract foreign investors to bring in new money and jobs. However, such changes could cause increased unemployment and heightened social unrest. In our opinion, the investment environment remains poor, and we will continue our efforts to be selective when buying mainland securities.

Although Hong Kong experienced depressed retail sales and record unemployment during the reporting period, we believe prospects for its medium- to long-term economic growth remain bright. Amendments to the Hong Kong dollar peg mechanism and mainland China's commitment to maintaining the renminbi may help ease some investors' currency worries. Buyer interest in Hong Kong property appears to be recovering, as prices of many apartments have begun to stabilize and in some cases reportedly have risen on the expectations of land developers. In addition, renewed rivalry between Hong Kong and Singapore over recognition as Asia's No. 2 financial market could prompt the Hong Kong government to be more proactive in developing investment incentives and may improve investor sentiment toward Hong Kong. This perceived potential in Hong Kong led us to increase the Fund's Hong Kong weighting from 54% in August to 57% at the end of the reporting period. We also increased the number of holdings in Singapore in an effort to capitalize on its growing rivalry with Hong Kong.

Of course, investing in any emerging market securities means accepting a certain amount of volatility and, in some cases,


  TOP 10 HOLDINGS
  2/28/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY*, OF TEMPLETON CHINA WORLD FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]


  Company,                         % of Total
  Industry, Country*               Net Assets
  -------------------------------------------
  HSBC Holdings PLC,
  Banking, Hong Kong                8.6%

  Cheung Kong Holdings Ltd.,
  Multi-Industry, Hong Kong         5.8%

  Dairy Farm International
  Holdings Ltd.,
  Merchandising, Hong Kong          5.2%

  Hang Lung
  Development Co. Ltd.,
  Real Estate, Hong Kong            4.9%

  Hong Kong Electric
  Holdings Ltd.,
  Utilities Electrical &
  Gas, Hong Kong                    4.1%

  New World
  Development Co. Ltd.,
  Real Estate, Hong Kong            3.4%

  Hong Kong & Shanghai
  Hotels Ltd.,
  Leisure & Tourism, Hong Kong      3.2%

  China Resources
  Enterprises Ltd.,
  Multi-Industry, China             2.9%

  Citic Pacific Ltd.,
  Multi-Industry, Hong Kong         2.3%

  Wheelock and Company Ltd.,
  Multi-Industry, Hong Kong         2.3%

*    Hong Kong reverted to the sovereignty of China on July 1, 1997.


                                                                               3

PAGE
severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of the markets involved. For example, Taiwan's equity market has increased 951% in the last 15 years, but has suffered six declines of more than 20% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

Thank you for investing in Templeton China World Fund. We appreciate your confidence and welcome your comments or suggestions.



Sincerely,




/s/ J. Mark Mobius
------------------

J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.


(4.) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in U.S. dollars and do not include reinvested dividends.

4

PAGE

Important Notice to Shareholders
-------------------------------------------------------------------------------
YEAR 2000 ISSUE. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the investment manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers.

The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. Of course, the Fund's ability


                                                                               5

PAGE
to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

SHARE REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.
-------------------------------------------------------------------------------

6

PAGE

Performance Summary as of 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

Price and Distribution Information (9/1/98 - 2/28/99)

                                CHANGE         2/28/99  8/31/98
---------------------------------------------------------------
Net Asset Value               +$  0.90          $ 7.20   $  6.30
Market Price (NYSE)           +$1.3125          $5.625   $4.3125

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.2100
Long-Term Capital Gain          $0.0050
Short-Term Capital Gain         $0.0100
      Total                     $0.2250




Templeton China World Fund paid distributions derived from long-term capital gains of $0.0050 per share in October 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

PERFORMANCE

                                                                      INCEPTION
                                     6-MONTH     1-YEAR      5-YEAR    9/9/93
-------------------------------------------------------------------------------
Cumulative Total Return(1)
Based on change in net
asset value                           +18.20%    -29.68%    -40.76%    -30.44%
Based on change in
market price                          +35.10%    -34.43%    -56.05%    -48.89%

Average Annual Total Return(2)
Based on change in net
asset value                           +18.20%    -29.68%    -9.94%     -6.42%
Based on change in
market price                          +35.10%    -34.43%    -15.16%    -11.54%

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------
                                                                               7


PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                          SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 1999      ----------------------------------------------------------------
                                             (UNAUDITED)           1998          1997          1996          1995         1994+
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
period..............................               $6.30           $17.32        $13.39        $12.07        $14.92        $14.10
                                          ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............               .02                .30           .24           .27           .33           .16
 Net realized and unrealized gains
   (losses).........................              1.10             (10.37)         4.27          1.39         (1.91)          .79
                                          ---------------------------------------------------------------------------------------
Total from investment operations....              1.12             (10.07)         4.51          1.66         (1.58)          .95
                                          ---------------------------------------------------------------------------------------
Underwriting expenses deducted from
  capital...........................                --                 --            --            --            --          (.07)
                                          ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..............              (.21)              (.26)         (.28)         (.33)         (.20)         (.06)
 Net realized gains.................              (.01)              (.69)         (.30)         (.01)        (1.07)           --
                                          ---------------------------------------------------------------------------------------
Total distributions.................              (.22)              (.95)         (.58)         (.34)        (1.27)         (.06)
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period......             $7.20              $6.30        $17.32        $13.39        $12.07        $14.92
                                          =======================================================================================
Total Return*
 Based on market value per share....            35.10%           (61.83)%        14.97%        11.75%      (29.58)%         9.54%
 Based on net asset value per
   share............................            18.20%           (59.73)%        35.33%        14.44%      (11.13)%         6.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...          $139,127           $121,697      $353,049      $272,996      $245,982      $297,835
Ratios to average net assets:
 Expenses...........................             1.74%**            1.68%         1.65%         1.65%         1.65%         1.84%**
 Net investment income..............              .54%**            2.88%         1.55%         2.14%         2.77%         1.09%**
Portfolio turnover rate.............            35.59%             34.75%        19.51%        14.47%         3.01%        81.81%

*Total return is not annualized.
**Annualized.
+For the period September 9, 1993 (commencement of operations) to August 31,
1994.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS 81.1%
APPLIANCES & HOUSEHOLD DURABLES 1.0%
Semi-Tech Co. Ltd. .........................................    Hong Kong      21,979,374     $    482,268
*Shanghai Vacuum Electron Devices Co. Ltd., B...............      China         2,894,054          283,617
*Shenzhen Konka Electronic Group Co. Ltd., B................      China         1,470,600          683,316
                                                                                              ------------
                                                                                                 1,449,201
                                                                                              ------------
AUTOMOBILES 1.0%
Cycle & Carriage Ltd. ......................................    Singapore         119,000          435,366
Jardine International Motor Holdings Ltd. ..................    Hong Kong       2,291,000          827,957
Oriental Holdings Bhd. .....................................    Malaysia          151,000          198,256
                                                                                              ------------
                                                                                                 1,461,579
                                                                                              ------------
BANKING 11.4%
HSBC Holdings PLC...........................................    Hong Kong         424,932       11,956,397
Overseas Chinese Banking Corp. Ltd., fgn. ..................    Singapore         144,000          961,672
Philippine Commercial International Bank Inc. ..............   Philippines          3,200           14,624
Philippine National Bank....................................   Philippines        373,000          598,524
*Public Bank Bhd., fgn. ....................................    Malaysia          962,000          424,390
Thai Farmers Bank Public Co. Ltd., fgn. ....................    Thailand          549,500          920,251
United Overseas Bank Ltd., fgn. ............................    Singapore         177,000        1,038,153
                                                                                              ------------
                                                                                                15,914,011
                                                                                              ------------
BEVERAGES & TOBACCO .6%
Fraser and Neave Ltd. ......................................    Singapore         135,000          458,624
*Tsingtao Brewey Co., H.....................................      China         5,101,000          427,950
                                                                                              ------------
                                                                                                   886,574
                                                                                              ------------
BUILDING MATERIALS & COMPONENTS .3%
*China Southern Glass Co. Ltd., B...........................      China         1,115,640           83,517
Shanghai Yaohua Pilkington Glass, B.........................      China         4,500,000          270,000
*Siam Cement Public Co. Ltd., fgn. .........................    Thailand            4,000           82,744
                                                                                              ------------
                                                                                                   436,261
                                                                                              ------------
CHEMICALS 1.6%
*Shanghai Chlor-Alkali Chemical Co. Ltd., B.................      China         6,388,000          357,728
Shanghai Petrochemical Co. Ltd., H..........................      China        21,512,000        1,749,225
Shenzhen Petrochemical Shareholding Co. Ltd., B.............      China           860,000           99,900
                                                                                              ------------
                                                                                                 2,206,853
                                                                                              ------------
CONSTRUCTION & HOUSING .2%
YTL Corp. Bhd. .............................................    Malaysia          247,000          272,412
                                                                                              ------------
ELECTRICAL & ELECTRONICS .6%
GP Batteries International Ltd. ............................    Singapore          97,000          168,990
Great Wall Electronic International Ltd. ...................    Hong Kong      28,070,641          695,629
                                                                                              ------------
                                                                                                   864,619
                                                                                              ------------

                                                                               9

PAGE
TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
ENERGY EQUIPMENT & SERVICES
Zhenhai Refining & Chemical Co. Ltd., H ....................      China           567,000     $     68,792
                                                                                              ------------
ENERGY SOURCES .3%
Yanzhou Coal Mining Company Ltd. ...........................      China         2,412,000          367,353
                                                                                              ------------
FINANCIAL SERVICES .1%
JCG Holdings Ltd. ..........................................    Hong Kong         261,000           69,901
                                                                                              ------------
FOOD & HOUSEHOLD PRODUCTS .5%
Golden Resources Development International Ltd. ............    Hong Kong       9,267,000          460,494
*Shanghai New Asia Group Co. Ltd., B........................      China         1,588,296          181,066
                                                                                              ------------
                                                                                                   641,560
                                                                                              ------------
HEALTH & PERSONAL CARE .2%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B..............      China         2,570,529          318,506
                                                                                              ------------
INDUSTRIAL COMPONENTS .6%
*Shanghai Refrigerator Compressor Co. Ltd., B...............      China         1,060,944           95,484
+*Shanghai Tyre & Rubber Co. Ltd., B........................      China         7,580,089          682,208
                                                                                              ------------
                                                                                                   777,692
                                                                                              ------------
LEISURE & TOURISM 5.0%
Genting Bhd. ...............................................    Malaysia           93,800          170,447
Hong Kong & Shanghai Hotels Ltd. ...........................    Hong Kong       6,567,000        4,449,905
Resorts World Bhd. .........................................    Malaysia          137,000          143,324
*Shanghai Jin Jiang Tower Co. Ltd., B.......................      China         3,480,004          285,360
*Shangri-La Asia Ltd. ......................................    Hong Kong       2,616,000        1,873,938
                                                                                              ------------
                                                                                                 6,922,974
                                                                                              ------------
MACHINERY & ENGINEERING .3%
*Dalian Refrigeration Co. Ltd., B...........................      China           505,500           80,251
Guangzhou Shipyard International Co. Ltd., H................      China           190,000            7,602
*Northeast Electric Transmission & Transformation, H........      China         1,747,000           81,175
*Shanghai Erfangji Textile Machinery Co. Ltd., B............      China         1,873,192           93,660
*Shanghai Steel Tube Co. Ltd., B............................      China         2,442,280          146,536
                                                                                              ------------
                                                                                                   409,224
                                                                                              ------------
MERCHANDISING 5.2%
Dairy Farm International Holdings Ltd. .....................    Hong Kong       6,700,594        7,169,636
                                                                                              ------------
METALS & MINING .3%
Bengang Steel Plates Co. Ltd., B............................      China         3,914,800          399,173
                                                                                              ------------
MISCELLANEOUS MATERIALS & COMMODITIES
*Luoyang Glass Co. Ltd., H..................................      China         2,124,000           43,863
                                                                                              ------------

 10

PAGE
TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 19.3%
Beijing Datang Power Generation Co. Ltd., H.................      China         8,581,000     $  1,882,831
Cheung Kong Holdings Ltd. ..................................    Hong Kong       1,177,000        8,013,520
China Resources Enterprises Ltd. ...........................      China         3,090,000        4,048,078
Citic Pacific Ltd. .........................................    Hong Kong       1,839,000        3,216,218
Hong Leong Industries Bhd. .................................    Malaysia           65,000           36,458
Jardine Matheson Holdings Ltd. .............................    Hong Kong         927,525        2,430,115
Jardine Strategic Holdings Ltd. ............................    Hong Kong       1,461,000        2,118,450
Lai Sun Garment International Ltd. .........................    Hong Kong      27,972,000        1,624,652
*Sembcorp Industries Ltd. ..................................    Singapore         208,534          226,457
Wheelock and Company Ltd. ..................................    Hong Kong       5,171,140        3,187,015
                                                                                              ------------
                                                                                                26,783,794
                                                                                              ------------
REAL ESTATE 14.9%
*Belle Corp. ...............................................   Philippines     24,132,000        1,189,562
China Overseas Land & Investment Ltd. ......................    Hong Kong      24,481,000        2,369,817
China Vanke Co. Ltd., B.....................................      China           356,400           80,501
Hang Lung Development Co. Ltd. .............................    Hong Kong       7,025,000        6,755,026
Henderson China Holdings Limited............................    Hong Kong       3,440,000        1,010,100
Hong Kong Land Holdings Ltd. ...............................    Hong Kong         570,000          598,500
Lai Sun Development Co. Ltd. ...............................    Hong Kong      11,220,000          695,118
New World Development Co. Ltd. .............................    Hong Kong       2,587,329        4,758,728
*Shanghai Jinqiao Export Processing Zone Dev., B............      China         2,655,328          361,124
*Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B...........      China            70,800           12,036
Shenzhen Properties & Resources Development Ltd., B.........      China           873,236           56,354
Sun Hung Kai Properties Ltd. ...............................    Hong Kong         373,465        2,542,710
United Industrial Corporation Ltd. .........................    Singapore         182,000           75,041
United Overseas Land Ltd. ..................................    Singapore         410,000          259,524
                                                                                              ------------
                                                                                                20,764,141
                                                                                              ------------
RECREATION & OTHER CONSUMER GOODS 2.8%
+China First Pencil Co. Ltd., B.............................      China        14,306,036        1,745,336
*KTP Holdings Ltd., wts. ...................................    Hong Kong          53,050               69
Tanjong Plc. ...............................................    Malaysia          305,000          416,470
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong       1,185,200        1,698,005
                                                                                              ------------
                                                                                                 3,859,880
                                                                                              ------------
TELECOMMUNICATIONS .5%
Philippine Long Distance Telephone Co., ADR.................   Philippines         30,800          731,500
                                                                                              ------------
TEXTILES & APPAREL .7%
Goldlion Holdings Ltd. .....................................    Hong Kong      16,033,000          951,912
                                                                                              ------------

                                                                              11

PAGE
TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 7.2%
Cathay Pacific Airways Ltd. ................................    Hong Kong       2,356,000     $  2,630,364
Chiwan Wharf Holdings Ltd., B...............................      China         3,346,000          293,670
Cross Harbour Tunnel Co. Ltd. ..............................    Hong Kong       1,644,000        1,039,734
Guangshen Railway Co. Ltd., H...............................      China        22,963,000        2,637,807
Guangshen Railway Co. Ltd., H, ADR..........................      China            89,900          505,688
IMC Holdings Ltd. ..........................................    Hong Kong       2,626,000          183,026
*Jinzhou Harbour Co. Ltd., B................................      China           368,000           58,880
Keppel Corp., Ltd. .........................................    Singapore         180,000          418,118
*Neptune Orient Lines Ltd. .................................    Singapore         202,000           68,624
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............      China         6,358,750        2,200,127
                                                                                              ------------
                                                                                                10,036,038
                                                                                              ------------
UTILITIES ELECTRICAL & GAS 6.5%
Guangdong Electric Power Development Co Ltd., B.............      China         6,490,000        1,666,948
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong       2,012,600        5,727,835
Shandong Huaneng Power Development Co. Ltd., ADR............      China           417,300        1,486,631
Wing Shan International Ltd. ...............................    Hong Kong       3,234,000          162,791
                                                                                              ------------
                                                                                                 9,044,205
                                                                                              ------------
TOTAL COMMON STOCKS (COST $171,932,447).....................                                   112,851,654
                                                                                              ------------
                                                                               PRINCIPAL
                                                                               AMOUNT**
                                                                              -----------
SHORT TERM INVESTMENTS (COST $27,169,771) 19.5%
U.S. Treasury Bills, 3.92% to 4.535%, with maturities to
  5/27/99...................................................  United States   $27,324,000       27,164,492
                                                                                              ------------
TOTAL INVESTMENTS (COST $199,102,218) 100.6%................                                   140,016,146
OTHER ASSETS, LESS LIABILITIES (0.6%).......................                                      (888,680)
                                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                                  $139,127,466
                                                                                              ============

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at February 28, 1999 were $2,427,544.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $199,102,218)....    $140,016,146
 Cash.......................................................             148
 Receivables:
  Investment securities sold................................          44,405
  Dividends and interest....................................             436
                                                                ------------
      Total assets..........................................     140,061,135
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         654,624
  To affiliates.............................................         170,420
 Accrued expenses...........................................         108,625
                                                                ------------
      Total liabilities.....................................         933,669
                                                                ------------
Net assets, at value........................................    $139,127,466
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    116,737
 Net unrealized depreciation................................     (59,086,072)
 Accumulated net realized loss..............................     (79,676,588)
 Capital shares.............................................     277,773,389
                                                                ------------
Net assets, at value........................................    $139,127,466
                                                                ============
Net asset value per share ($139,127,466 / 19,319,572 shares
  outstanding)..............................................           $7.20
                                                                ============

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $215)
 Dividends..................................................    $  1,085,699
 Interest...................................................         591,633
                                                                ------------
      Total investment income...............................                       $  1,677,332
Expenses:
 Management fees (Note 3)...................................         925,842
 Administrative fees (Note 3)...............................         185,170
 Transfer agent fees........................................          48,590
 Custodian fees.............................................          25,426
 Reports to shareholders....................................          32,160
 Registration and filing fees...............................          13,015
 Professional fees..........................................          29,255
 Directors' fees and expenses...............................          14,156
 Amortization of organization costs.........................             208
 Other......................................................           6,331
                                                                ------------
      Total expenses........................................                          1,280,153
                                                                                   ------------
            Net investment income...........................                            397,179
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (27,245,648)
  Foreign currency transactions.............................         (21,528)
                                                                ------------
      Net realized loss.....................................                        (27,267,176)
      Net unrealized appreciation on investments............                         48,646,895
                                                                                   ------------
Net realized and unrealized gain............................                         21,379,719
                                                                                   ------------
Net increase in net assets resulting from operations........                       $ 21,776,898
                                                                                   ============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $    397,179           $   5,962,208
  Net realized loss from investments and foreign currency
    transactions............................................       (27,267,176)            (50,553,425)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        48,646,895            (159,455,789)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        21,776,898            (204,047,006)
 Distributions to shareholders from:
  Net investment income.....................................        (4,057,110)             (5,299,780)
  Net realized gains........................................          (289,793)            (14,064,803)
 Capital share transactions (Note 2)........................                --              (7,940,335)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................        17,429,995            (231,351,924)
Net assets:
 Beginning of period........................................       121,697,471             353,049,395
                                                                ---------------------------------------
 End of period..............................................      $139,127,466           $ 121,697,471
                                                                ======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    116,737           $   3,776,668
                                                                ======================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 16

PAGE
TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock.

At February 28, 1999, there were 100 million shares authorized ($0.01 par value). During the period ended February 28, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 1998, 1,064,199 shares were repurchased for $7,940,335.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

Legal fees of $17,162 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the Fund had deferred capital losses occurring subsequent to October 31, 1997 of $51,009,096. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

                                                                              17

PAGE
TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At February 28, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $212,178,269 was as follows:

Unrealized appreciation.....................................    $ 13,965,244
Unrealized depreciation.....................................     (86,127,367)
                                                                ------------
Net unrealized depreciation.................................    $(72,162,123)
                                                                ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $46,082,062 and $43,029,944, respectively.

 18

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2001:                                              FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos................................  13,830,555        71.59%         393,308          2.03%

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2002:                                              FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  13,843,569        71.65%         380,294          1.97%
Nicholas F. Brady...........................................  13,859,572        71.74%         364,291          1.88%
Frank J. Crothers...........................................  13,838,415        71.63%         385,448          1.99%
S. Joseph Fortunato.........................................  13,841,763        71.64%         382,100          1.98%
Edith E. Holiday............................................  13,845,336        71.66%         378,527          1.96%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
13,812,570    71.49%      141,556      0.73%      269,734      1.40%          3          0.00%

*John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Charles E. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              19

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 20

PAGE

TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              21

PAGE

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PAGE

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PAGE

PAGE
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

Fund Allocator Series
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99

PAGE
SEMIANNUAL REPORT:

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTCH 599 04/99
                                             [LOGO] Printed on recycled paper